Exhibit 23.2

                          INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation by reference in this Registration Statement of Paging Partners Corporation on Form S-3 of our report dated February 13, 1996 appearing in the Paging Partners Corporation Form 10-KSB for the fiscal year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.


                                          /s/BERENSON & COMPANY LLP

New York, New York
August 30, 1996